October 27, 2014 Allergan A Specialist in the Biopharmaceutical & Medical Device Industries Exhibit 99.1

Forward-Looking Statements
® & ™ Marks owned by Allergan, Inc.
JUVÉDERM ® is a registered trademark of Allergan Industrie SAS
All other products are registered trademarks of their respective companies
This presentation contains “forward-looking statements,” including statements regarding product acquisition and development, regulatory approvals, market potential, expected growth, operational efficiencies, a proposed offer made by Valeant, and Allergan’s expected, estimated or anticipated future results, including Allergan’s earnings per share and revenue forecasts, among other statements. All forward-looking statements herein are based on Allergan’s current expectations of future events and represent Allergan’s judgment only as of the date of this presentation. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Allergan's expectations and projections. Therefore, you are cautioned not to rely on any of these forward-looking statements and Allergan expressly disclaims any intent or obligation to update these forward-looking statements except as required to do so by law.
Actual results may differ materially from Allergan’s current expectations based on a number of factors affecting Allergan’s businesses, including changing competitive, market and regulatory conditions; the timing and uncertainty of the results of both the research and development and regulatory processes; domestic and foreign health care and cost containment reforms, including government pricing, tax and reimbursement policies; revisions to regulatory policies related to the approval of competitive generic products; technological advances and patents obtained by competitors; the ability to obtain and maintain adequate protection of intellectual property rights; the performance of new products, including obtaining government approval and consumer and physician acceptance, the continuing acceptance of currently marketed products, and consistency of treatment results among patients; the effectiveness of promotional and advertising campaigns; the potential for negative publicity concerning any of Allergan’s products; the timely and successful implementation of strategic initiatives, including expansion of new or existing products into new markets; the results of any pending or future litigation, investigations or claims; the uncertainty associated with the identification of, and successful consummation, execution and integration of, external corporate development initiatives and strategic partnering transactions; potential difficulties in manufacturing; and Allergan’s ability to obtain and successfully maintain a sufficient supply of products to meet market demand in a timely manner. In addition, matters generally affecting the
U.S. and international economies, including consumer confidence and debt levels, changes in interest and currency exchange rates, political uncertainty, international relations, the status of financial markets and institutions, impact of natural disasters or geo-
political events and the state of the economy worldwide, may materially affect Allergan’s results.
These and other risks and uncertainties affecting Allergan’s businesses and operations may be found in Allergan’s most recently filed
Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, including under the heading “Risk Factors”. These filings, as well as Allergan's other public filings with the U.S. Securities and Exchange Commission (SEC), can be obtained without charge at the SEC's web site at
www.sec.gov.
These SEC filings are also available at Allergan’s web site at www.allergan.com along with copies of Allergan’s press releases and additional information about Allergan. For further information, you can contact the Allergan Investor
Relations Department by calling 714-246-4636.
© 2014 Allergan, Inc. All rights reserved.

Allergan Continues to Execute & Deliver
Increased Value to Stockholders
(1) Represents local currency sales growth
(2) Non-GAAP Diluted Earnings per Share
•
Continued strong performance and business momentum
•
Q3 sales growth of 18%
(1)
driven by strength across nearly all product lines and
geographies
•
Q3 EPS
(2)
growth of 45%
•
Increase in both Sales & EPS
(2)
guidance for full year 2014
•
On June 30, 2014 we announced the following R&D Pipeline candidates progressing forward
•
DARPin®
•
Bimatoprost Sustained-Release Implant for Glaucoma
•
OZURDEX® DME approval (U.S.)
•
On July 21, 2014 we announced a plan to drive further operational efficiencies
(~$475M) & create a robust platform for long-term sustainable growth
•
Additional value from ongoing business development & capital return

Another Outstanding Quarter Highlights the Strength of
Allergan’s Business Model
Q3 2014 Guidance
(Issued July 21, 2014)
$1,675M - $1,750M
10% - 15%
$1.44 - $1.47
17% - 20%
Actual Q3 2014
Results
$1,791M
18%*
$1.78
45%
Product Net Sales
Non-GAAP Diluted
EPS
Non-GAAP Diluted
YOY EPS Growth
Strong business momentum continued in third quarter with record dollar sales growth
Depth and breadth of contribution made by nearly all businesses and geographies
Leverage of SG&A investments in a thoughtful & disciplined approach
Product Net Sales
YOY Growth

* Represents local currency sales growth

Strong Business Momentum Continues to Accelerate
Sales & EPS Growth
FY 2012 FY 2013 YTD Q3 2014
Sales Growth
(1)
10% 12% 16%
EPS Growth
(2)
15% 16% 31%
Quarterly Sales & EPS Performance

11%
14%
16%
15%
16%
18%
14%
17%
18%
20%
24%
45%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14
Sales Growth* EPS Growth
(1) Sales growth in local currency retrospectively adjusted to exclude Obesity Intervention Business.
(2) 2012 EPS growth includes the 2012 Obesity impact of $0.10 and the 2012 R&D Tax Credit impact of $0.06. 2013 EPS Growth restating 2012 to exclude the 2012 Obesity impact of $0.10 and including the 2012 R&D Tax Credit impact of $0.06.

Local Currency Sales Growth
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
10%
9%
11%
14%
16%
15%
16%
18%
2012
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14

ALLERGAN
Our pursuit. Life's potential.®

6 * All years exclude sales from the Obesity Intervention business Sales Momentum Continues to Accelerate

89.0%
88.5%
88.0%
87.5%
87.0%
86.5%
86.0%
85.5%
86.5%
86.7%
87.4%
87.4%
87.7%
87.4%
87.9%
88.5%
2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

ALLERGAN
Our pursuit. Life's potential.®

Strong Gross Margins *

Record Gross Margin* Driven by Favorable Product Mix and Recently Launched
Higher Margin Products / Indications
* Gross Margins as a percentage of sales are presented excluding amortization of intangible assets on a non-GAAP basis and exclude the Obesity
Intervention business for all years presented. A reconciliation of non-GAAP items may be found under the heading “Non-GAAP Financial Reconciliation”
and in the Company’s earnings releases in the Investor Relations section of the www.allergan.com website.

FY 2014
Product Net
Sales
Non-GAAP
Diluted EPS
Non-GAAP
Diluted EPS
YOY Growth
$6.8bn - $7.0bn
$5.64 - $5.73
18% - 20%
$6.7bn - $7.0bn
$5.36 - $5.48
12% - 15%
February 5
Guidance
May 12
Guidance
July 21
Guidance
$6.9bn - $7.1bn
$5.74 - $5.80
20% - 22%
Allergan’s 2014 Full Year Sales and Earnings Outlook
Continues to Improve

October 27
Guidance
$7.1bn - $7.2bn
$6.27 - $6.30
31% - 32%

8% CAGR
LUMIGAN 0.01%
Alphagan P 0.1%
Restasis
Refresh Brand

14% CAGR
BOTOX®

10% CAGR
BOTOX Cosmetic
onabotulinumtoxinA
SkinMedica
Juvéderm XC
SERI®
Natrelle
Latisse

ALLERGAN
Our pursuit. Life's potential.®

Allergan Operates in Large, Growing Markets
Built & Developed by Strategic Investment

*  Market projections based on Allergan estimates
WW Ophthalmic Market ($B)
WW Neuromodulator Therapeutic
Market ($B)
WW Aesthetics Market ($B)
$14.7
$20.9
$26.6
2009A 2013A 2017E
*
$0.9
$1.5
$2.6
2009A 2013A 2017E
*
$2.3
$3.6
$5.0
2009A 2013A 2017E
*

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
80%
79%
77%
77%
76%
75%
2009
2010
2011
2012
2013
YTD Q2-14
BOTOX® / Vistabel®
Dysport® / Azzalure
Others

30%
25%
20%
15%
10%
5%
0%
13%
8%
10%
9%
13%
15%
2009
2010
2011
2012
2013
YTD Q2'14
Novartis
Allergan
Valeant / B&L
Market

ALLERGAN
Our pursuit. Life's potential.®

Neuromodulators and Eye Care
Growing the Market and Sustaining Market Leadership Positions

• Allergan is growing in-line with market @ 10%
(Q2’14 YTD)
• Maintaining leading market share in rapidly
growing therapeutic and cosmetic markets,
despite new entrants
• Allergan is gaining market share and is
currently #2 behind Novartis
• Allergan is growing faster than the market
Global Eye Care Growth
1
Sources: Mixture of public information (earnings releases, earnings calls, 10K’s, 10Q’s), AGN internal data, syndicated marketing research reports, analyst reports, GuidePoint Global.
1 Excludes retina
2 Includes therapeutic and cosmetic
Global Neuromodulator Market Share
2

50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
32%
36%
36%
36%
37%
46%
2009
2010
2011
2012
2013
YTD Q2-14
VRX / MRX
GLD / Q-Med
AGN
Merz 1
others

50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
38%
40%
41%
40%
40%
41%
2009
2010
2011
2012
2013
YTD Q2-14
Mentor 2
AGN
Others

ALLERGAN
Our pursuit. Life's potential.®

• Q2’14 YTD market growth of 3% with Allergan
growing 4%
• Maintaining market share while emphasizing
profitability
Global Breast Aesthetics Market Share Global Dermal Facial Fillers Market Share
• Q2’14 YTD market growth of 10% with Allergan
growing 40%
• Rapid market share gains driven by game
changing innovation
Dermal Facial Fillers and Breast Aesthetics
Growing the Market and Building Market Share
Sources: Mixture of public information (earnings releases, earnings calls, 10K’s, 10Q’s), AGN internal data, syndicated marketing research reports, analyst reports, GuidePoint Global.
Note: Valeant completed the sale of it’s facial injectable businesses to Galderma in July 2014.
1 Merz includes BioForm  (pre Merz purchase) and Anteis
2 Mentor owned by J&J and also includes La Perouse Plastie

Restasis Lumigan Ozurdex Combigan Refresh Alphagan P	Botox Botox Cosmetic	Juvéderm Family of Fillers	Natrelle

ALLERGAN
Our pursuit. Life's potential.®

Long-Term Focus and Investment Has Built Global
Leading Market Share Positions & Brands
2014 Full Year Allergan
Guidance
Q2 2014 Allergan
$ Market Share
Allergan Brands
Eye Care Neuromodulators
Dermal Facial
Fillers
Breast Aesthetics
~$3.3B
23%
2
Q2 2014 Allergan
Market Position
#2
~$2.2B
76%
#1
~$0.7B
48%
#1
~$0.4B
41%
#1

1 Mixture of public information (earnings releases, earnings calls, 10K’s, 10Q’s), AGN internal data, syndicated marketing research reports, analyst reports, GuidePoint Global.
2 Excluding Retina
1
1

Allergan operates in large, growing markets built & developed by strategic investment
Allergan Continues to Optimize its Business Model

Allergan’s sophisticated selling model transcends traditional sales models
Allergan has a recipe for building and sustaining leading brands
Allergan has a robust R&D pipeline and industry leading R&D productivity

42.0%
41.0%
40.0%
39.0%
38.0%
37.0%
36.0%
35.0%
34.0%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
41.1%
40.5%
40.3%
39.2%
39.1%
~ 37.0% 1
6%
8%
11%
10%
12%
~16% 1
2009
2010
2011
2012
2013
2014E 1
SG&A Ratio
Sales Growth (Local Currency)

ALLERGAN
Our pursuit. Life's potential.®

Worldwide SG&A Investment and Sales Growth
Our Investments are Focused on Generating
Sustainable Sales Growth

* Sales CAGR 2009 to 2014E (mid point of Oct. 27, 2014 guidance).
1 2014 estimated sales growth and SG&A as a percentage of sales based on mid-point of guidance provided on October 27, 2014.
2012 excludes Obesity business which was divested in Q4 2013.
SG&A has been adjusted for non-GAAP SG&A items for all years presented.   A reconciliation of non-GAAP items may be found under the heading “Non-
GAAP Financial Reconciliation” in the Investor Relations section of the www.allergan.com website.
• Allergan creates and builds markets with
focused investments resulting in a sales
CAGR of ~11%*
• Historically high strategic investments have
provided foundation for long-term sales
growth
• Initial product launch investments
significant in 2010-2013
• Targeted expansion into emerging markets
• Leveragability of strategic investment in
Direct-To-Consumer advertising
• Advertising spend for newer products partially
offset as optimal levels of advertising
effectiveness are reached on existing products
• Well established sales force
• Ability to grow SG&A @ ~3% through 2019
while continuing to drive double-digit sales
growth
1
1
1
~
~

Partner Programs
ALLERGAN PARTNER PRIVILEGES
Trade Relations
MCKESSON
AmerisourceBergen
CardinalHealth
Public Relations
Sales Force
Field Med. Affairs
Phase IV Med. Affairs
Patient Advocacy
Customer Service
Medical Information
Drug Safety
Prof. Advocacy
IMCAS
Medical Education
Field Trainers
Publications
Clinical R&D
Patient Marketing
IT'S BOTOX COSMETIC
HCP Marketing
Physicians
Payers
Patients
Customers
Policy
Practice Consultation
NPS
Neuroscience Practice Specialist
Reimbursement
Field Managed Mkts.
Regulatory
FDA
EUROPEAN MEDICINES AGENCY
Manufacturing / QA
Discovery

ALLERGAN

Our pursuit. Life's potential.®

Allergan’s Sophisticated Selling Model Transcends Traditional Sales Models The Allergan Customer Ecosystem 15 Core expense base required to support complex business model

Dedicated Sales Force
Restasis®
(Cyclosporine Ophthalmic Emulsion) 0.05%

ALLERGAN
Our pursuit. Life's potential.®

Allergan Has a Recipe for Building and Sustaining
Leading Brands -
RESTASIS
®
Consumer Promotion
Professional Promotion
Peer-to-peer programs
Customer
Relationship Management
Data Generation
Advocacy
Reimbursement/
Managed Care
The first and only Rx
product approved to
treat dry eye disease

$1B Brand with Double-Digit Sales Growth

Dedicated Sales Force
BOTOX
Chronic Migraine
AMERICAN HEADACHE SOCIETY
COMPREHENSIVE MIGRAINE EDUCATION PROGRAM
Partnership for Access

ALLERGAN
Our pursuit. Life's potential.®

Allergan Has a Recipe for Building and Sustaining Leading
Brands –
BOTOX
®
Chronic Migraine
Consumer Promotion
Physician Promotion
Professional Education
/ Training
Access Advocacy
Medical Education
Disease Awareness
Reimbursement

Sales Expected to Double by 2019

TheUrology Group
C Suite
General Urologist
Fellowship Trained Injector
Patient Navigator
EMR
General Urologist
Dedicated Sales Force
BOTOX
American Urological Association
SUFU
Public Relations
press

ALLERGAN
Our pursuit. Life's potential.®

Allergan Has a Recipe for Building and Sustaining
Leading Brands –
BOTOX
®
Urology
Physician Promotion
Consumer Promotion
Access Advocacy
Professional Education /
Training
Urology
Practice Consultation
PR / Patient Advocacy

~30% Sales CAGR Expected Through 2019*
* Sales CAGR 2014E to 2019E.

Dedicated Sales Force
BOTOX®
Cosmetic
onabotulinumtoxinA
Allergan MBA
epic
bd
SAVE $20
ON YOUR FIRST TREATMENT
BFF
20
30
40
50
60+

ALLERGAN
Our pursuit. Life's potential.®

Allergan Has a Recipe for Building and Sustaining
Leading Brands –
BOTOX
®
Cosmetic
Consumer Promotion
Professional
Promotion Injector Training
Public Relations
Physician Loyalty
Program
Patient Programs
Patient Loyalty
Program

$1B Brand and Undisputed Market Leader with Robust Growth Potential
APC Practice
Consulting Services

epic NEXT DIMENSION

DR. de MAIO MASTER COURSE

WRINKLES AREN'T THE ONLY SIGN OF AGING

CONGRATULATIONS!
allure
WINNERS

DEFY GRAVITY.

ALLERGAN
Our pursuit. Life's potential.®

Allergan Has a Recipe for Building Leading Brands–
Dedicated Specialty Salesforce
Focused
introduction to
experienced
injectors
Optimal training
paradigm to
support filler
franchise
Creating awareness
of etiology of mid-
face volume loss
Generate buzz and
accolades thru PR
Patient Education
and Awareness
thru DTC
Learning from other
countries’ real
world experience
Robust expansion
of comprehensive
hands-on training
platform

JUVÉDERM VOLUMA XC
U.S.
™

US – 12 FDA Approvals EU ROW
• BOTOX
®
Chronic Migraine
• BOTOX
®
Cosmetic – Crow’s Feet Lines
• BOTOX
®
Overactive Bladder
• BOTOX
®
Neurogenic Detrusor Overactivity
• BOTOX
®
Spasticity (UL)
• JUVÉDERM
®
+ Lidocaine
• JUVÉDERM VOLUMA ™ XC
• LUMIGAN
®
0.01%
• NATRELLE
®
410 Highly Cohesive
Anatomically Shaped Silicone-Filled Breast
Implants
• OZURDEX
®
Uveitis
• OZURDEX
®
DME
• ZYMAXID
®
• BOTOX
®
Chronic Migraine
• BOTOX
®
Idiopathic Overactive Bladder
(Positive Opinion)
• BOTOX
®
Neurogenic Detrusor Overactivity
• GANFORT
™
Unit Dose
• LUMIGAN
®
0.01%
• LUMIGAN
®
0.03% Preservative Free Unit
Dose
• OZURDEX
®
RVO
• OZURDEX
®
DME
• VISTABEL ® – Crow’s Feet Lines (Positive
Opinion)
• ALPHAGAN
®
P 0.01% (Japan)
• BOTOX
®
Chronic Migraine (Canada, LA &
Asia)
• BOTOX
®
Overactive Bladder  (Canada &
Asia)
• BOTOX
®
Neurogenic Detrusor Overactivity
(Canada, LA & Asia)
• BOTOX
®
Spasticity (Japan)
• LATISSE
®
• NATRELLE
®
Round Silicone Gel-Filled Breast
Implants and Style 133 Tissue Expanders
(Japan)
• RESTASIS
®
(Canada)
Many Key Regulatory Approvals Since 2010
Driving Mid-Term and Long-Term Growth

• Canada
• Brazil
• Parts of East Asia

Employ efficient R&D model with probability of success higher than the industry
• Specialty focused
• Local drug delivery
Fully integrated R&D
Rigorous portfolio review and management
Allergan remains committed to an industry leading R&D engine
• Pre-operational efficiency plan, we expected $1.5B of R&D investment by 2018
• Post-operational efficiency plan, we now expect $1.5B of R&D investment by 2019
Allergan’s R&D Investment Consistently Fuels the Pipeline

Allergan Maintains a Rich, Highly Diversified
Clinical R&D Pipeline
Post
Approval
Pre-Clinical Phase I
Phase II –
POC
Phase II –
Confirmatory
Phase III Registration

Discontinued as part of Operational Efficiency Plan
1 rosacea programs ph1
2 acne programs ph1
One early preclinical acne
program
One early pre -clinical derm
program for a new indication
AGN-1857 Migraine ph1
BTX CFL
LATISSE
®
US
LATISSE
®
Japan
BTX OAB
BTX NDO
BTX Chronic
Migraine
OZURDEX
®
RVO
OZURDEX
®
DME
3B
LUMIGAN
®
UD
LUMIGAN
®
0.01%
EU
GANFORT™ UD
GANFORT™
China
AGN-1763 BTX
LL Spasticity
• SEMPRANA
Headache
“
®
”
BTX PE LiRIS
® SER-120
NCE Dry Eye
Bimatoprost SR
OZURDEX
®
RVO
China
BTX Spasticity Adult
LL, Adult UL, Ped LL,
Ped UL
Androgen Front of
Eye
RESTASIS
®
X
Medytox
Therapeutic
DARPin
®
AMD
DARPin
Brimo DDS Dry
AMD
®
Bim Hair Growth
BTX Masseter
Derma-
tology
•
•
•
•
•
•
• Medytox Aesthetic
• JUVEDERM
Volbell
®
(US)
• JUVEDERM Volfit
®
(US)
• BTX CFL Asia
• BTX Forehead Lines
• LATISSE
®
Brow
• Oxymetazoline
Rosacea
• ACZONE
®
X
•
•
•
Urology
• • • •
•
Neurology
& Pain
•
•
BTX X with potential for higher
dose and/or longer duration
ph1
• Senrebotase (TEM)
Pain
• BTX Depression
• BTX OA Pain
• BTX New Indication
• • • •
Retina
• Dual anti -PDGF/VEGF
DARPin
®
AMD  ph2
• 1 retina program ph1
• 2 early preclinical retina
programs
•
•
• •
•
•
Anterior
Segment
• 1 NCE for Dry Eye ph1
• 1 cpd for new indication ph2
• 1 cpd for new indication ph1
• •
•
• LASTACAFT
®
Japan
• RESTASIS
®
EU
• 1 cpd for front of eye
indication
Glaucoma
• NCE Glaucoma ph2
• Combo glaucoma Japan
ph3
• •
•
•
•
DME
Limited number of pre-clinical projects were cancelled as a result of our operational efficiency plan
(all with projected approval dates after 2020)

Rank	Company	Economic Returns to R&D Spending*	Patents / $1M R&D spend*	Average Relative Quality of Innovation*	Average Rank (by share of innovation) in Target Research Areas	Internal Bias Index
1	Bristol-Myers Squibb	1.5%	0.22	1.2	1.9	23
2	Celgene	32.3%	0.23	1.5	8.4	98
3	Vertex	-125.4%	0.81	2.4	4.2	53
4	Gilead	20.8%	0.16	1.1	6.4	185
5	Allergan	8.0%	0.46	1.4	8.1	96
5	Roche	7.7%	0.09	0.9	2.0	24
7	Amgen	9.4%	0.09	1.1	5.3	58
8	Johnson & Johnson	8.2%	0.07	1.0	4.8	34
9	Novo Nordisk	17.5%	0.11	1.7	10.8	439
9	AbbVie	11.1%	0.12	1.0	9.4	54
9	Pfizer	-3.2%	0.11	0.9	2.5	24
12	AstraZeneca	3.9%	0.10	1.0	7.1	43
12	Biogen Idec	9.1%	0.13	1.1	13.1	155
12	Shire	18.6%	0.11	1.4	15.4	338
15	Sanofi	1.5%	0.09	0.9	4.2	28
16	Merck	3.0%	0.08	0.9	5.4	35
17	GlaxoSmithKline	1.0%	0.09	1.0	6.0	36
18	Novartis	8.4%	0.05	0.7	5.3	37
19	Regeneron	8.3%	0.16	0.7	13.7	638
20	Bayer	-2.1%	0.07	0.9	10.3	82
21	Eli Lilly	4.5%	0.05	0.8	11.7	131
22	Alexion	12.8%	0.03	0.4	21.4	8,012

ALLERGAN
Our pursuit. Life's potential.®

Allergan Has Industry Leading R&D Productivity
Allergan Ranked Top 5 in R&D Productivity
Source: Bloomberg. AcclaimIP; SSR Health Hidden Pipeline Analysis and assumptions.  *Rolling 5-year average.
Even among R&D powerhouses,  Allergan helps define productivity

•
BOTOX
®
Therapeutic
•
BOTOX
®
Cosmetic
•
RESTASIS
®
•
JUVÉDERM
®
/
VYCROSS
®
Franchise
•
OPTIVE
®
•
OZURDEX
®
• Bimatoprost Sustained Release (Glaucoma)*
•
SEMPRANA
®*
•
DARPin
®
AMD
*
(Approval expected at the end of the planning period)
In the Next Five Years, Allergan Expects Multiple Major
Product Drivers of Growth

* Indications / compounds under investigation
Limited regulatory approval risk during 5 year planning period

Allergan’s Cost Structure was Optimized Through a
Careful Bottoms-Up Build To Save $475M
Bottoms-up approach
Protect investment in key
programs
Structured, thoughtful process
over several months
Maintain sales and profit
Optimizing Our Cost Structure
Sustainable
Source of Savings
$475M
Reduction
By P&L Line Item By Approach

Retained core expense base required to support complex business model
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
SG&A
$310M
Research and
Development
$138M
Gross Margin $27M
Focus on High
Value
O
pportunities
$180M
Streamline
Organization
$182M
Processes $26M
Strategic
Sourcing $65M
Sites $22M

Partner Programs
Trade Relations
MCKESSON
Public Relations
Sales Force
Phase IV Med. Affairs
Field Med. Affairs
Patient Advocacy
Customer Service
Medical Information
Drug Safety
Medical Education
Prof. Advocacy
Physicians
Patients
Customers
Field Trainers
Publications
Clinical R&D
Patient Marketing
HCP Marketing
Policy
Practice Consultation
NPS
Regulatory
FDA
Field Managed Mkts.
Reimbursement
Manufacturing / QA
Discovery

ALLERGAN

Our pursuit. Life's potential.®

Allergan Business Model is Sophisticated and Optimized
Allergan’s Formula For Success
Blockbuster brands
Customer-centric approach
Highly experienced management team
Investment in sophisticated
high-value R&D programs
Investment in large, mature markets as well
as in emerging markets
Emphasis on organic growth
Market creation and leadership
Sophisticated And Optimized Model

Double Digit Revenue Growth (2014E – 2019E)
R&D* ~13%
SG&A* Low to Mid 20%
> 20% 5-year EPS CAGR (2014E – 2019E)

ALLERGAN
Our pursuit. Life's potential.®

Allergan’s Promising Outlook on Long-Term Organic Growth
Driven by New Product Innovation and Operational Excellence
2013A
2014E
Guidance
2019E
2015E
Guidance
Revenue
$7.1 - $7.2bn
EPS
$6.27 -
$6.30
EPS Growth
31% - 32%
Revenue
Growth
Double Digit
EPS
~$8.60
Revenue
$6.2bn
EPS
$4.77
2016E
Guidance
2017E
2018E
* As a percentage of sales.
Additional stockholder value generated from strong business momentum & further operational efficiencies
Revenue
Growth
Double Digit
EPS
~$10.25

Strategic Options Available to Further Increase
Stockholder Value
• Specialty-care focused
• Innovative/differentiated products
• Strong revenue & earnings growth
rate
• Leading market share positions
• Accretive in 2015 & 2016
• Similar company values
• Platform for further acquisitions
Additional free cash flow of ~$18bn generated over strategic planning period
• Stock repurchases
• “Special” dividend
Business Development Capital Return

To further enhance stockholder value, Allergan remains focused on ongoing value driving opportunities

ALLERGAN
Our pursuit. Life's potential.®

Value Drivers Available to Standalone Allergan to
Further Increase Stockholder Value
Potential
Future
Standalone
Stock Price
Value from Momentum in the Business
Value from Capital Return
Value from Pipeline Assets
Value from Ongoing Business Development
Current Stock
Price
Value Drivers Available to Allergan:
Value from Operational Efficiencies

Important Information
Allergan, its directors and certain of its officers and employees are participants in solicitations of Allergan stockholders.
Information regarding the names of Allergan's directors and executive officers and their respective interests in Allergan by security holdings or otherwise is set forth in Allergan's proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014, as supplemented by the proxy information filed with the SEC on April 22, 2014.
Additional information can be found in Allergan's Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the SEC on August 5, 2014. To the extent holdings of Allergan's securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial
Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the
SEC. These documents are available free of charge at the SEC’s website at
www.sec.gov.
STOCKHOLDERS ARE ENCOURAGED TO READ ANY ALLERGAN PROXY STATEMENT (INCLUDING ANY
SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ALLERGAN MAY FILE WITH THE
SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Stockholders will be able to obtain, free of charge, copies of any proxy statement and any other documents filed by
Allergan with the SEC at the SEC's website at
www.sec.gov.
In addition, copies will also be available at no charge at
the Investors section of Allergan's website at
www.allergan.com.

Reconciliation of Selected Non-GAAP Financial Measures
“GAAP” refers to financial information presented in accordance with generally accepted accounting principles in the
United States.
In this presentation, Allergan included historical non-GAAP financial measures, as defined in Regulation
G promulgated by the Securities and Exchange Commission, with respect to estimates for the year ended
December 31, 2013, and the corresponding periods for 1999 through 2012. The information for 2012 and 2011 has been retrospectively adjusted to reflect the obesity intervention unit, which was sold on December 2, 2013, as discontinued operations.  Allergan believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.
In this presentation, Allergan reported certain financial measures including “Adjusted Sales”, “Adjusted SG&A”,
“Adjusted R&D”, “Adjusted EPS”, “Pro forma Growth” and “Sales Growth at constant exchange rates” as adjusted for
Non-GAAP items. Allergan uses these financial measures to enhance the investor’s overall understanding of the financial performance and prospects for the future of Allergan’s core business activities.  Specifically, Allergan believes that a report of these financial measures provides consistency in Allergan’s financial reporting and facilitates the comparison of results of core business operations between its current, past and future periods. Adjusted Sales,
Adjusted SG&A, Adjusted R&D, Adjusted EPS, Pro forma Growth and Sales Growth are the primary indicators management uses for planning and forecasting in future periods. Allergan also uses Adjusted Sales, Adjusted R&D and Adjusted EPS for evaluating management performance for compensation purposes.
A reconciliation of non-GAAP items may be found under the heading “Non-GAAP Financial Reconciliation” in the investor relations section of the www.Allergan.com website.

October 27, 2014 Allergan A Specialist in the Biopharmaceutical & Medical Device Industries